UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007

WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-33408 (Commission File Number)	76-0547762 (IRS Employer Identification Number)

8121 Bee Caves Road Austin, Texas 78746 (Address of principal executive offices)

(512) 732-0932 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On June 19, 2007, in connection with the acquisition by Wilson Holdings, Inc. of Green Builders, Inc. (described below), Wilson Holdings, Inc. increased the size of its Board of Directors from four to five persons, and appointed Victor Ayad as a director of the Company. Mr. Ayad was the President and sole shareholder of Green Builders, Inc. prior to the acquisition. It is not intended that Mr. Ayad will serve on any committees of the Board.

In connection with the acquisition of Green Builders, Inc., Mr. Ayad, by virtue of his ownership of all outstanding shares of common stock of Green Builders, Inc., received 80,000 shares of Wilson Holdings’ common stock and a cash payment of $50,000.

Mr. Ayad, 50, has been a self-employed management consultant for acquisition and investment banking matters since 2004. Mr. Ayad was also the President of Green Builders, Inc. until its acquisition by the Company in June 2007. From 1991 to 2004, Mr. Ayad served as the co-founder and managing partner of Eastbridge Partners (formerly Asset Recovery Fund, Inc.), LP, a privately-held real estate investment company specializing in distressed and turnaround assets.

Item 7.01.       Regulation FD Disclosure

On June 25 2007, Wilson Holdings, Inc. issued a press release titled “Wilson Holdings Brings Green Building to the Masses,” a copy of which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Pursuant to an Agreement and Plan of Merger, dated June 19, 2007, by and among Wilson Holdings, Inc. (the “Company”), Green Merger Sub, Inc., a wholly-owned subsidiary of the Company, Green Builders, Inc. and Victor Ayad (the “Merger Agreement”), on June 19, 2007, the Company acquired Green Builders, Inc. through the merger of Green Merger Sub, Inc. with and into Green Builders, Inc. The Company issued 80,000 shares of its common stock and made a cash payment of $50,000 to Mr. Ayad, the sole shareholder of Green Builders, Inc., for the acquisition of Green Builders, Inc.

Item 9.01 – Financial Statements and Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

(d)	Exhibits

99.1	Press Release of Wilson Holdings, Inc. titled “Wilson Holdings, Inc. Brings Green Building to the Masses,” dated June 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON HOLDINGS, INC.

By:	/s/ Arun Khurana
Arun Khurana, Vice President and CFO

Dated: June 25 2007